UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Bio-Path Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Bio-Path Holdings, Inc.

4710 Bellaire Boulevard, Suite 210

Bellaire, Texas 77401

November 13, 2014

TO OUR SHAREHOLDERS:

You are cordially invited to attend our 2014 annual meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, December 30, 2014 at 4:00 p.m., Central Daylight Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380. A Notice of the Annual Meeting, Proxy Statement and Form of Proxy are enclosed with this letter.

We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in our business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope. We urge you to vote regardless of whether you expect to attend the Annual Meeting so that we may ensure that a quorum is present.

We look forward to seeing you on December 30, 2014.

Sincerely,

/s/ Peter H. Nielsen

Peter H. Nielsen
Chairman and Chief Executive Officer

BIO-PATH HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 30, 2014

The Annual Meeting of Shareholders (the “Annual Meeting”) of Bio-Path Holdings, Inc. (the “Company”) will be held on December 30, 2014 at 4:00 p.m., Central Daylight Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380. The Annual Meeting is being held for the following purposes:

1.           To change the state of incorporation of the Company from the State of Utah to the State of Delaware, in connection with which the Company will adopt (i) a new certificate of incorporation and (ii) new bylaws, in each case under the laws of the State of Delaware;

2.           To elect five (5) directors, each to serve until the 2015 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

3.           To ratify and approve the appointment of Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on November 10, 2014 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s offices at 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 for at least ten (10) days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.  THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person. In order to be able to have your vote counted at the Annual Meeting, you need to have written documentation that you are a record holder or, if you own your shares through a brokerage or other type account, written documentation from the account holder that you are the beneficial owner of the shares you are voting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Peter H. Nielsen
Chairman and Chief Executive Officer

Houston, Texas

November 13, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on

December 30, 2014

This Proxy Statement, Form of Proxy and the Bio-Path Holdings, Inc. Annual Report

on Form 10-K for the Fiscal Year Ended December 31, 2013 Are Available At:

www.biopathholdings.com

BIO-PATH HOLDINGS, INC.

4710 Bellaire Boulevard, Suite 210

Bellaire, Texas 77401

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

December 30, 2014

Bio-Path Holdings, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Shareholders to be held on December 30, 2014 at 4:00 p.m., Central Daylight Time, at Winstead PC, 24 Waterway Avenue, Suite 500, The Woodlands, Texas 77380, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to shareholders of the Company on or about November 13, 2014.

The Annual Meeting is being held for the following purposes, as more fully described in this Proxy Statement:

1.           To change the state of incorporation of the Company from the State of Utah to the State of Delaware (the “Reincorporation”), in connection with which the Company will adopt (i) a new certificate of incorporation and (ii) new bylaws, in each case under the laws of the State of Delaware;

2.           To elect five (5) directors, each to serve until the 2015 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

3.           To ratify and approve the appointment of Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

VOTING

Record Holders

You may own common stock of the Company either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder. If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such record holder.

Quorum

Only holders of the Company’s common stock as of the close of business on November 10, 2014 (the “Record Date”) are entitled to vote at the Annual Meeting. Shareholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 89,237,872 shares of common stock of the Company issued and outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.

Under Utah law and the Company’s Amended and Restated Articles of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the votes cast at a meeting of shareholders by the holders of shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as follows: (i) FOR the Reincorporation of the Company from a Utah corporation to a Delaware corporation; (ii) FOR the election of the five nominees to the Board listed in the proxy, unless the authority to vote for the election of such nominees is withheld, and, if no contrary instructions are given; and (iii) FOR the ratification and approval of the selection of Mantyla McReynolds, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Revocation of Proxy

A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the Annual Meeting.

Voting instructions

You are entitled to one vote at the Annual Meeting for each common share of the Company you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the Meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company as of the Record Date.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

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Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card. Shareholders of record may not vote by Internet or telephone, but may vote in person or by proxy.

Holders of common shares are not entitled to cumulative voting rights.

Solicited by Board; Costs

The proxy card accompanying this Proxy Statement is solicited by the Board of the Company.

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies by any process other than by mail.

Householding Matters

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this notice and Proxy Statement may have been sent to multiple shareholders in your household.  If you would prefer to receive separate copies of a Proxy Statement either now or in the future, please contact our transfer agent, Fidelity Transfer Company, at 8915 South 700 East, Sandy, Utah 84070. Upon written request, the Company will provide a separate copy of this Proxy Statement.  In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if you are receiving multiple copies upon written request to our Corporate Secretary at the address stated above.

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PROPOSAL ONE: REINCORPORATION FROM UTAH TO DELAWARE

The Board has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Utah to the State of Delaware. If our shareholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by conversion in compliance with the Delaware General Corporation Law (the “DGCL”) and the Utah Revised Business Corporation Act (the “UBCA”).

The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers of the Company immediately prior to the Reincorporation will serve as the officers of the Company following the Reincorporation, and the nominees elected to the Board at the annual meeting will serve as the members of the Board following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation. Other than the filings with the Secretary of State of Utah and the Secretary of State of Delaware and the approval of the Reincorporation by the Company’s shareholders, there are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation.

Upon the effectiveness of the Reincorporation, each outstanding share of the Company’s common stock will continue to be an outstanding share of the Company’s common stock as incorporated in Delaware. You will not have to exchange your existing stock certificate(s) of the Company for new stock certificate(s), although you will have an option of doing so. At the same time, each outstanding option, right or warrant to acquire shares of common stock will continue to be an option, right or warrant to acquire an equal number of shares of common stock under the same terms and conditions. Furthermore, upon effectiveness of the Reincorporation, the Company will be governed by the Certificate of Incorporation, as filed with the Secretary of State of Delaware in substantially the form attached hereto as Appendix A (the “Delaware Charter”), and by the Bylaws in substantially the form attached hereto as Appendix B (the “Delaware Bylaws” and together with the Delaware Charter, the “Delaware Governing Documents”). The Company’s current Amended and Restated Articles of Incorporation (the “Utah Charter”) and Bylaws (the “Utah Bylaws” and together with the Utah Charter, the “Utah Governing Documents”) will not be applicable to the Company following the consummation of the Reincorporation. Following the Reincorporation, the Company will be governed by the DGCL instead of the UBCA. Approval of the Reincorporation will constitute approval of the Delaware Charter and the Delaware Bylaws.

Principal Reasons for the Reincorporation in Delaware

Corporate Law

As we plan for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based. The Board believes that the shareholders will benefit from the responsiveness of the Delaware corporate law.

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate into Delaware, as the Company proposes to do. In general, the Board believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Utah and that the Company and its shareholders would benefit from such an environment. The Board has considered the following benefits believed to be available to Delaware corporations in deciding to propose reincorporation in Delaware:

•	the Delaware Court of Chancery handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by most, if not all, other courts in the country, and the Delaware Supreme Court is highly regarded;

•	the well-established body of case law construing Delaware law provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide; and

•	the Delaware General Assembly each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would as a Utah corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than does Utah law. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Utah law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides directors and officers with more predictability than does Utah law and, therefore, provides directors and officers of a Delaware corporation with a greater degree of comfort as to their risk of liability than that afforded under Utah law. As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based.

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Capital Raising

Delaware is a recognized and understood jurisdiction throughout the international financial community. The Company would be better positioned to raise capital both within and outside of the United States by being incorporated in Delaware. We believe that many international investment funds, sophisticated investors, and brokerage firms are more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to shareholder rights.

As the Company moves towards advancing its objectives, the Board believes that the Company will be best suited to pursue all available financing options in the best interests of its shareholders if the Company is incorporated in Delaware versus Utah. The Board believes that the Reincorporation will represent a better opportunity for the Company to increase shareholder value.

Disadvantages of Reincorporation in Delaware

Despite the belief of the Board that the Reincorporation is in the best interests of our Company and that of our shareholders, the UBCA and the DGCL differ in some respects. On balance, we believe it is favorable for us to reincorporate in Delaware, although the DGCL may not afford shareholders the same rights as the UBCA, including those described in detail below under the caption “Significant Difference Between the Corporation Laws of Utah and Delaware”.

Process of Conversion

The Company intends to convert into a Delaware corporation, which we sometimes refer to in this Proposal One as “DelawareCo,” with all of the assets, rights, privileges and powers of the Company prior to the Reincorporation, which we sometimes refer to in this Proposal One as “UtahCo,” and all property owned by UtahCo, all debts due to UtahCo, as well as all other causes of action belonging to UtahCo immediately prior to the conversion, remaining vested in DelawareCo following the conversion. DelawareCo will remain as the same entity following the Reincorporation. The directors and officers of UtahCo immediately prior to the Reincorporation will be the directors and officers of DelawareCo.

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the Articles of Transfer filed with the Secretary of State of Utah in substantially the form attached hereto as Appendix C (the “Utah Articles of Transfer”), and the certificate of conversion in substantially the form attached hereto as Appendix D (the “Delaware Certificate of Conversion”) and the Delaware Charter, each as filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Secretary of State of Utah and the Secretary of State of Delaware. If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable thereafter. However, the Reincorporation may be delayed by the Board or the conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

At the effective time of the Reincorporation each share of UtahCo common stock will automatically be converted into shares of common stock of DelawareCo. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

COMPARISON OF THE RIGHTS OF SHAREHOLDERS

General

The Reincorporation will change the legal domicile of the Company from Utah to Delaware, which will result in the Company being subject to the DGCL rather than the UBCA. Additionally, upon effectiveness of the Reincorporation, the Company will be governed by the Delaware Charter and the Delaware Bylaws. The purposes and effects of the Reincorporation are summarized below.

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The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers of the Company immediately prior to the Reincorporation will serve as the officers of the Company following the Reincorporation, and the nominees elected to the Board at the annual meeting will serve as the members of the Board following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation. Other than the filings with the Secretary of State of Utah and the Secretary of State of Delaware and the approval of the Reincorporation by the Company’s shareholders, there are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation. Additionally, after the Reincorporation, the Company will continue to be a publicly-held company and the shares of common stock will continue to be traded, without interruption, on the NASDAQ Capital Market under the symbol “BPTH.” The Company will continue to file periodic reports and other documents with the U.S. Securities and Exchange Commission (“SEC”). Shareholders who own shares of common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

Significant Difference Between the Corporation Laws of Utah and Delaware

The Reincorporation will effect the legal domicile of the Company, which will result in the Company being subject to the DGCL rather than the UBCA. Although the corporate statutes of Utah and Delaware are similar, certain differences exist. Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective as a result of the differences between the UBCA and the DGCL. This table does not address each difference between the UBCA and the DGCL, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the UBCA and the DGCL.

Provision	UBCA	DGCL

Action by Shareholders Without a Meeting	Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the corporation within 60 days after the earliest dated consent is delivered to the corporation, and (ii) written notice of the shareholder approval must be given at least 10 days before the consummation of the action authorized by shareholders to (a) all shareholders entitled to vote who have not consented in writing and (b) all shareholders not entitled to vote, but who are otherwise entitled to notice under Utah law. Alternatively, a corporation’s articles of incorporation or bylaws may provide that the written notice of shareholder approval can be given only to shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting and to vote at the meeting. If this election is made, the written notice must be given within 10 days after the corporation confirms sufficient written shareholder consents.	Delaware law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to the corporation within 60 days after the earliest dated consent delivered to the corporation, and prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent. Instead, Delaware law requires “prompt” notice of such actions before they can become effective.

Special Meetings of Shareholders	Under Utah law, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s bylaws. Unlike, Delaware law, Utah law also permits the holders of 10% or more of the shares entitled to vote on a matter to submit a written demand for a special meeting to the corporate secretary.	Under Delaware law, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws.

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Quorum	Utah law provides that, unless the corporation’s articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter.	Delaware law provides that, unless the corporation’s certificate of incorporation or bylaws provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Unlike Utah law, Delaware law provides that in no event shall a quorum consist of less than one-third of the shares entitled to vote at a meeting.

Removal of Directors	Utah law provides that any director may be removed, with or without cause, by the holders of common stock of the corporation but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.	Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, shareholders may effect such removal only for cause.

Authorized Number of Directors	Utah law requires that a corporation must have at least three directors.	Delaware law requires that a corporation must have a minimum of one director.

Indemnification of Directors	Utah law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. Unlike Delaware law, Utah law authorizes the limitation of such mandatory indemnification in a corporation’s articles of incorporation.	Delaware law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful.

Elimination of Directors’ Liability for Monetary Damages	Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (1) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law.	Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit.

Amendments to the Articles (Certificate) of Incorporation	Under Utah law, amendments to the articles of incorporation (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.	Under Delaware law, shareholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the shareholders.

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Dissenters’ (Appraisal) Rights	Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Dissenters’ rights in Utah are available to both record holders and beneficial holders. Utah law sets forth procedures for a corporation to give shareholders notice of their appraisal rights. Unlike Delaware law, Utah law authorizes only the corporation to commence judicial appraisal proceedings with all shareholders who have properly dissented and whose demand remains unresolved to be named as parties to such proceedings.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, shareholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders. No appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the articles of incorporation provides otherwise or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger of consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholder, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c).

Delaware law permits a shareholder who has received notice of appraisal rights, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such shareholders’ shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation.

Dividends	Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are superior than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of a corporation.	Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

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Anti-Takeover Provisions	Utah law provides that “control shares” of an “issuing public corporation” acquired in a “control share acquisition” shall have the same rights as they had before such acquisition only to the extent granted by resolution of the shareholders of the corporation. Utah law defines “control shares” as shares that, when combined with all other voting shares held by the shareholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (a) 1/5 or more but less than 1/3 of all voting power; (b) 1/3 or more but less than a majority of all voting power; or (c) a majority or more of all voting power. An “issuing public corporation” is defined as a Utah corporation with (a) 100 or more shareholders; (b) its principal place of business, its principal office, or substantial assets within the state; and (c) (i) more than 10% of its shareholders resident in Utah; (ii) more than 10% of its shares owned by Utah residents; or (iii) 10,000 shareholders resident in the state. A Utah corporation's articles of incorporation or bylaws may provide that the above does not apply to control share acquisitions of the corporation, as long as any such provision is adopted before the control share acquisition in question.	Delaware law prohibits a Delaware corporation that is (a) listed on a national securities exchange; (b) authorized for quotation on the NASDAQ Stock Market; or (c) held of record by more than 2,000 shareholders from engaging in any "business combination" with any “interested stockholder” for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to the above may engage in a “business combination” with an “interested stockholder” under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approves the “business combination” with the interested stockholder or the transaction in which the person becomes an interested stockholder. A “business combination” is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 of the DGCL is not applicable to the surviving corporation. An “interested stockholder” is defined as any person that (a) owns 15% or more of the corporation's voting stock; or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the Utah law, a corporation may opt out of the above Delaware law. However, under Delaware law, if the corporation's articles of incorporation or bylaws are amended to opt out by shareholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested shareholder on or prior to such adoption.

Changes to the Utah Governing Documents

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Utah Governing Documents and the Delaware Governing Documents. This table does not address each difference between the Utah Governing Documents and the Delaware Governing Documents, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Utah Governing Documents	Delaware Governing Documents

Indemnification	The Utah Charter and Bylaws provide that the Company shall indemnify officers and directors to the full extent permitted by the laws of the State of Utah, except that no director or officer shall be indemnified against any expense incurred arising out of his own negligence or willful misconduct.	The Delaware Charter and the Delaware Bylaws will provide that the Company will indemnify directors and officers to the fullest extent permitted by Delaware law.

Par Value of Common and Preferred Stock	The Utah Charter provides that there is no par value for common stock and that there is no par value for preferred stock	The Delaware Charter will provide that the par value of common stock is $0.001 and that the par value of preferred stock is $0.001.

Proxy Voting	The Utah Bylaws provide that no proxy authorization shall be valid after 11 months unless otherwise provided in the authorization.	The Delaware Bylaws will provide that no proxy authorization shall be valid after 3 years unless otherwise provided in the authorization.

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Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the DelawareCo common stock received by you pursuant to the Reincorporation as you have in the shares of the UtahCo common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to the DelawareCo common stock will include the period during which you held the corresponding shares of UtahCo common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of UtahCo previously filed with the SEC will remain the financial statements of DelawareCo following the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Utah Articles of Transfer, the Delaware Certificate of Conversion, the Delaware Charter and the Delaware Bylaws. The Reincorporation may be delayed by the Board or the conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect of Not Obtaining the Vote Required for Approval

If we fail to obtain the requisite vote of shareholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated in Utah and governed by the UBCA, our existing Utah Charter and our existing Utah Bylaws.

Required Vote

The approval of the Reincorporation requires the affirmative vote of a majority of shares represented and voting at the Annual Meeting. A vote in favor of this Proposal One is also effectively a vote in favor of the Delaware Charter and the Delaware Bylaws. Abstentions and broker non-votes will not be counted either “FOR” or “AGAINST” this Proposal One and will therefore have the same effect as negative votes. For the approval of the Reincorporation, you may vote “FOR” or “AGAINST” or abstain from voting.

Under Utah law, shareholders of the Company do not have the right to assert dissenter’s rights in connection with the Reincorporation.

Recommendation of the Board

The Board recommends that the shareholders vote “FOR” the Reincorporation of the Company from a Utah corporation to the Delaware corporation.

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PROPOSAL TWO: ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will vote on the election of the five (5) directors to serve until the Annual Meeting of Shareholders in 2015 or until their successors have been duly elected and qualified. We currently have nominated five (5) directors, three of which we consider to be “independent directors” as defined under the listing standards of the NASDAQ Stock Market. We will continue to evaluate opportunities to add additional directors with the background and experience that we believe would be helpful to our operations and future growth.

The Board, with the recommendation of the Nominating/Corporate Governance Committee, has unanimously nominated Peter H. Nielsen, Michael J. Garrison, Heath W. Cleaver, CPA, Amy P. Sing, M.D. and Douglas P. Morris for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The nominated directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of each of the nominees for director.

Nominees for Directors

The name, age, principal occupation, and other information highlighting the particular experience, qualification, attributes and skills that support the conclusion of the Nominating/Corporate Governance Committee that such nominee for director should serve as a director of the Company are set forth below.

Name	Age	Position	Year First Became Director	Term Expires on the Annual Meeting held in the Year

Peter H. Nielsen	65	Chief Executive Officer; President; Chief Financial Officer; Treasurer; Chairman of the Board; and Director	2008	2015
Michael J. Garrison	45	Director	2012	2015
Heath W. Cleaver, CPA	41	Director	2014	2015
Amy P. Sing, M.D. (1)	56	Director	2014	2015
Douglas P. Morris	59	Director	2008	2015

(1)	Dr. Sing was appointed to the Board on November 3, 2014

Peter H. Nielsen. Mr. Nielsen is a co-founder of Bio-Path, serving as its Chief Executive Officer, President and Chief Financial Officer/Treasurer and Chairman of the Board since 2008. Mr. Nielsen has developed a close working relationship over the last six years with key individuals at The University of Texas MD Anderson Cancer Center and its suppliers. Mr. Nielsen has a broad management background in senior management, leading turnarounds of several large companies.  He also has experience in finance, product development, cost and investment analysis, manufacturing and planning.  He has also worked with several other biotech companies developing and executing on strategies for growth and previously served as a director of Synthecon, Inc., a manufacturer of 3D bioreactors.  Prior to joining Bio-Path, Mr. Nielsen served as Chief Financial Officer of Omni Energy Services Corp., a NASDAQ traded energy services company.  Mr. Nielsen was a Lieutenant in the U.S. Naval Nuclear Power program where he was Director of the Physics Department and was employed at Ford Motor Company in product development.  He holds engineering and M.B.A. finance degrees from the University of California-Berkeley.

Michael J. Garrison. Mr. Garrison is a principal and President of Body Sculpt International, LLC, which operates plastic surgery clinics under the trade name Sono Bello.   Prior to founding Body Sculpt International, LLC, Mr. Garrison spent 10 years in a variety of executive roles with Dell, Inc.  His most recent role at Dell was Director of Marketing, Americas Small and Medium Business. Prior to joining Dell, Inc., Mr. Garrison held general management and corporate development positions with ITT Industries, a leading industrial manufacturer.  Mr. Garrison holds a Master’s degree in Business Administration from Harvard Business School and a Bachelor of Science in Mechanical Engineering from Purdue University.

Amy P. Sing, M.D. Dr. Sing currently serves as Senior Director of Medical Affairs at Genomic Health, Inc., a leading publicly held biotechnology company that assists physicians and patients in making personalized cancer treatment decisions. From 2004 to 2006, Dr. Sing led oversight of the approved breast cancer drug Avastin Investigator Sponsored Trials (IST) program at Genentech, Inc., a public biotechnology firm providing major contributions to the understanding and development of cancer research. From 2004 to 2011, Dr. Sing worked in various other leadership and research positions at Genentech, Inc. Dr. Sing also led research teams for Seattle Genetics, Inc. from 1999 to 2003 and has received awards from the National Cancer Institute, American Cancer Society and Stanford University. Dr. Sing holds a B.A. from Amherst College and an M.D. from Stanford University.

Heath W. Cleaver. Mr. Cleaver currently serves as the Chief Financial Officer of Tarka Resources, Inc., a US based oil and gas company with assets in Oklahoma, Texas and Louisiana. From February 2011 until May 2014, Mr. Cleaver served as Chief Financial Officer of Porto Energy Corp.  From August 2010 until February 2011, Mr. Cleaver served as Chief Accounting Officer of Porto Energy Corp.  Mr. Cleaver served as Corporate Controller and then as Vice President and Chief Accounting Officer for BPZ Energy from October 2006 to mid-2010. Beginning in November 1997 through August 2004, Mr. Cleaver served in various accounting roles, including Financial Controller, at Horizon Offshore Contractors, Inc. Mr. Cleaver is a Certified Public Accountant in the state of Texas and holds a Bachelor's Degree in Business Administration - Accounting from Texas A&M University.

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Douglas P. Morris. Mr. Morris is a co-founder of Bio-Path and has served as a director and officer of Bio-Path since 2007.   Mr. Morris currently serves as a co-founder, Managing Member, and Secretary of nCAP Holdings, LLC (nCAP), a privately held technology based company. Between 1993 and 2010, Mr. Morris was an officer and director of Celtic Investment, Inc., a financial services company. Since 1990, Mr. Morris owns and operates Hyacinth Resources, LLC (“Hyacinth”), a business-consulting firm and is also a Managing Member of Sycamore Ventures, LLC, a privately held consulting firm. Mr. Morris has a B.A. from Brigham Young University, and attended the University of Southern California Masters program in public administration.

Nomination Process

It is our Board’s responsibility to nominate members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of shareholders. The Nominating/Corporate Governance Committee assists the Board by identifying and reviewing potential candidates for Board membership consistent with criteria approved by the Board. The Nominating/Corporate Governance Committee also annually recommends qualified candidates (which may include existing directors) for approval by the Board of a slate of nominees to be proposed for election to the Board at the annual meeting of shareholders.

In the event of a vacancy on the Board between annual meetings of the Company’s shareholders, the Board may request that the Nominating/Corporate Governance Committee identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies, if the Board determines that such vacancies will be filled. The Company’s Bylaws allow for up to fifteen directors. The Board is permitted by the Bylaws to change the number of directors by a resolution adopted by the Board. In February 2014, the size of the Board was increased from four to five members and Heath W. Cleaver was appointed to fill the vacancy.

When formulating its recommendations for potential Board nominees, the Nominating/Corporate Governance Committee seeks and considers advice and recommendations from management, other members of the Board and may seek or consider advice and recommendations from consultants, outside counsel, accountants, or other advisors as the Nominating/Corporate Governance committee or the Board may deem appropriate.

Board membership criteria are determined by the Board, with input from the Nominating/Corporate Governance Committee. The Board is responsible for periodically determining the appropriate skills, perspectives, experiences, and characteristics required of Board candidates, taking into account the Company’s needs and current make-up of the Board. This assessment should include appropriate knowledge, experience, and skills in areas deemed critical to understanding the Company and its business; personal characteristics, such as integrity and judgment; and the candidate’s commitments to the boards of other companies. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director.

Nominations for Directors

The Nominating/Corporate Governance Committee will consider candidates for director nominees that are recommended by shareholders of the Company in the same manner as Board recommended nominees, in accordance with the procedures set forth in the Bylaws. Any such nominations should be submitted to the Nominating/Corporate Governance Committee c/o Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 201, Bellaire, Texas 77401 before the deadline set forth in the Bylaws of the Company and under the caption, “Shareholder Proposals for 2015 Annual Meeting” below, and should be accompanied by the following information:

•	appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such shareholder(s).

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Board Structure

Our Board does not have a policy requiring the separation of the offices of Chairman and Chief Executive Officer; rather, our Board determines from time to time whether it is in the best interests of our Company and our shareholders for the roles to be separate or combined. We believe that our Board should have the flexibility to make these determinations in a way that will best provide appropriate leadership for our Company. Given the growth of the Company, and the importance of the performance of the Company and the execution of corporate strategy in the Board's considerations and duties, the Board believes that Mr. Nielsen is the person best qualified to serve as the Chairman of the Board. Additionally, it is the view of our Board that having Mr. Nielsen serve in the combined positions of President, Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. It signals to our employees, suppliers, customers and the investment community that a single person is responsible for providing direction in the management of the Company's operations and growth initiatives. Such a single leader helps avoid the potential for duplication of efforts, for confusing or conflicting senses of direction or for personality conflicts. Moreover, the structure of our Board and committees, the level of independence represented on each, and the experience of our directors and our lead independent director balance and complement the combined offices of Chairman, President and Chief Executive Officer. The Board maintains the authority to modify this structure if and when the Board believes such modification would be in the best interests of the Company and its shareholders.

Required Vote

The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock, present or represented and entitled to vote for such nominees, shall be elected as directors for a term ending upon the 2015 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. The proxies cannot be voted for a greater number of persons than five.

Recommendation of the Board

The Board recommends that the shareholders vote “FOR” the election of the nominees listed above.

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CORPORATE GOVERNANCE

During our fiscal year ended December 31, 2013, the Company’s Board held a Board meeting and action was taken by unanimous written consent seven times. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service.

Board of Directors

Our operations are managed under the broad supervision of the Board, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies. Our Board is currently comprised of three independent directors and two non-independent directors. The Board has determined that current directors, Michael J. Garrison, Heath W. Cleaver and Amy P. Sing, M.D. are “independent” as independence is defined under the listing standards for The NASDAQ Stock Market. The Board based these determinations primarily on a review of the responses our directors provided to questions regarding employment and compensation history, affiliations and family and other relationships.

Board Committees

The Board has a standing audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating/corporate governance committee (the “Nominating/Corporate Governance Committee”). The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company. The information below summarizes the functions of each of the committees in accordance with their charters.

Audit Committee

The Audit Committee has been structured to comply with the requirements of Section 3(a)(58)(A) of the Exchange Act. The Board has determined that the Audit Committee members have the appropriate level of financial understanding and industry specific knowledge to be able to perform the duties of the position and are financially literate and have the requisite financial sophistication as required by the applicable listing standards of the NASDAQ Stock Market.

The Audit Committee, as permitted by, and in accordance with, its charter, is responsible to periodically assess the adequacy of procedures for the public disclosure of financial information and review on behalf of the Board, and report to the Board, the results of its review and its recommendation regarding all material matters of a financial reporting and audit nature, including, but not limited to, the following main subject areas:

•	financial statement, including management’s discussion and analysis thereof;

•	financial information in any annual information form, proxy statement, prospectus or other offering document, material change report, or business acquisition report;

•	press releases regarding annual and interim financial results or containing earnings guidance;

•	internal controls;

•	audits and reviews of financial statements of the Company and its subsidiaries; and

•	filings with securities regulators containing financial information, including filings under Forms 10-K and 10-Q.

The Audit Committee is responsible to appoint and set the compensation for the independent registered public accounting firm annually and to review and evaluate such external auditor. This external auditor reports directly to the Audit Committee. The Audit Committee is responsible to establish the Company’s hiring policies regarding current and former partners and employees of the external auditor. In addition, the Audit Committee is responsible to pre-approve all audit and non-audit services undertaken by the external auditor.

The Audit Committee has direct responsibility for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services, including the resolution of disagreements between the external auditor and management.

The Audit Committee meets at least once per fiscal quarter to fulfill its responsibilities under its charter and in connection with the review of the Company’s quarterly and annual financial statements. The Audit Committee was established on February 11, 2014. The Audit Committee is comprised of Messrs. Garrison and Cleaver and Dr. Sing. Mr. Cleaver is the chair of the Audit Committee. The Board has determined that Mr. Cleaver qualifies as an “audit committee financial expert” under the Exchange Act and that each member of the Audit Committee is an independent director.

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Compensation Committee

The Compensation Committee’s role is to assist the Board in fulfilling its responsibilities relating to matters of human resources and compensation, including equity compensation, and to establish a plan of continuity and development for the Company’s senior management. The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee periodically assesses compensation of the Company’s executive officers in relation to companies of comparable size, industry and complexity, taking the performance of the Company and such other companies into consideration. All decisions with respect to the compensation of the Chief Executive Officer of the Company are determined and approved either solely by the Compensation Committee or together with other independent directors, as directed by the Board. All decisions with respect to non-CEO executive compensation, and incentive-compensation and equity based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval. In addition, the Compensation Committee will, as appropriate, review and approve public or regulatory disclosure respecting compensation, including the Compensation Disclosure and Analysis, and the basis on which performance is measured. The Compensation Committee has the authority to retain and compensate any outside adviser as it determines necessary to permit it to carry out its duties. The Compensation Committee has not to date engaged the services of any executive compensation consultant. The Compensation Committee may not form or delegate authority to subcommittees without the prior approval of the Board.

The Compensation Committee is comprised of Messrs. Garrison and Cleaver and Dr. Sing, all of whom are independent under the rules of NASDAQ. The Compensation Committee meets as necessary. In 2013, the Compensation Committee met one time. Mr. Garrison is the chair of the Compensation Committee.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s charter provides that the responsibilities of such committee include:

•	evaluating, identifying and recommending nominees to the Board;
•	considering written recommendations from the shareholders of the Company for nominees to the Board;
•	recommending directors to serve as committee members and chairs;
•	reviewing and developing corporate governance guidelines, policies and procedures for the Board;
•	reviewing disclosure by the Company of matters within the Nominating/Corporate Governance Committee’s mandate; and
•	reviewing and evaluating the Nominating/Corporate Governance Committee’s charter and efficacy.

The Nominating/Corporate Governance Committee is responsible for, among other things, identifying and recommending potential candidates for nomination to the Board. The Nominating/Corporate Governance Committee receives advice from the Board and will consider written recommendations from the shareholders of the Company respecting individuals best suited to serve as directors, and, when necessary, develops its own list of appropriate candidates for directorships.

The Nominating/Corporate Governance Committee is comprised of Messrs. Garrison and Cleaver and Dr. Sing, all of whom are independent under the rules of NASDAQ. The Nominating/Corporate Governance Committee was established on February 11, 2014. The Nominating/Corporate Governance Committee meets at least annually, and otherwise as necessary. Mr. Garrison is the chair of the Nominating/Corporate Governance Committee.

Availability of Committee Charters and Other Information

The charters for our Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, as well as our Corporate Governance Guidelines, Employee Code of Conduct, and Code of Business Conduct and Ethics for Members of the Board, are available under the section titled “Corporate Governance” on the Investor/Media page of the Company’s website, www.biopathholdings.com . We intend to disclose any changes to or waivers from the Employee Code of Business Conduct and Ethics that would otherwise be required to be disclosed under Item 5.05 of Form 8-K on our website. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

COMMUNICATIONS WITH DIRECTORS

Due to the infrequency of communications from shareholders to the Board, we have not adopted a formal process by which shareholders may communicate with the Board. Nevertheless, shareholders or other interested parties may communicate with any director by writing to them c/o Ulrich W. Mueller, Ph.D., Secretary, Bio-Path Holdings, Inc., 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401 or by sending an e-mail to umueller@biopathholdings.com

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CODE OF ETHICS

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer and principal financial officer. It has also adopted a separate code of ethics for members of the Board. These codes of ethics are available on our website www.biopathholdings.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our policy that we will not enter into any transactions required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC unless the Audit Committee first reviews and approves the transactions. The Audit Committee is required to review on an on-going basis, and pre-approve all related party transactions before they are entered into, including those transactions that are required to be disclosed under Item 404 of Regulation S-K. Related party transactions involving a director must also be approved by the disinterested members of the Audit Committee. It is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between the Company and a third party, including an indirect interest. All related party transactions shall be disclosed in our filings with the SEC as required under SEC rules.

In addition, pursuant to our codes of ethics, all employees, officers and directors of ours and our subsidiaries are prohibited from engaging in any relationship or financial interest that is an actual or potential conflict of interest with us without approval. Employees and officers are required to provide written disclosure to their supervisors as soon as they have any knowledge of a transaction or proposed transaction with an outside individual, business or other organization that would create a conflict of interest or the appearance of one. Directors are required to disclose such information to the Board or as otherwise required by law.

Other than the reimbursements and other expenses paid to MD Anderson as described under “Certain Relationships and Related Transactions” in our Form 10-K for the fiscal year ended December 31, 2013, since the beginning of the Company’s last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at the end of our last two fiscal years, and in which any of our directors, executive officers, persons who we know hold more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than: (i) compensation agreements and other arrangements, which are described elsewhere in this prospectus, and (ii) the transactions described below.

The Company has entered into indemnity agreements with certain of its officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Utah law and our Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on a review of the Forms 3 and 4 and amendments thereto filed during the 2013 fiscal year, the Company believes that all of these reporting persons timely complied with their filing requirements, except Michael J. Garrison filed a Form 4 late with respect to common stock acquired indirectly on June 12, 2013.

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EXECUTIVE OFFICERS

The following table provides information regarding the executive officers of the Company.

Name	Age	Since	Position

Peter H. Nielsen	65	2008	Chief Executive Officer; President; Chief Financial Officer; Treasurer; Chairman of the Board; and Director

Ulrich W. Mueller, Ph.D.	48	2014	Chief Operating Officer

Peter H. Nielsen. Mr. Nielsen’s biographical information is set forth under “Proposal Two: Election of Directors” above.

Ulrich W. Mueller, Ph.D. Dr. Mueller serves as Bio-Path’s Chief Operating Officer and Secretary. Between 2007 and 2014, Dr. Mueller most recently served as Vice President, Industry Relations and Clinical Research Support, of Fred Hutchinson Cancer Research Center, a leading research center for cancer and other life-threatening diseases. At Fred Hutchinson Cancer Research Center Dr. Mueller managed various administrative departments. Between 2000 and 2007, Dr. Mueller served in various capacities at MD Anderson, including as Managing Director, Director of Licensing, and Assistant Director of Business Development. Dr. Mueller holds a Ph.D. in Cell and Molecular Biology from Baylor College of Medicine, a Master’s degree in Biology from Texas A&M University, and a Bachelor of Science in Microbiology from New Mexico State University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee assists the Board in fulfilling its responsibilities relating to matters of human resources and compensation, including equity compensation, and to establish a plan of continuity and development for the Company’s senior management. The Compensation Committee periodically assesses compensation of the Company’s executive officers in relation to companies of comparable size, industry and complexity, taking the performance of the Company and such other companies into consideration. In evaluating executive officer pay, the Compensation Committee may retain the services of an independent compensation consultant or research firm. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee does not have the ability to delegate this authority. The Compensation Committee also periodically is responsible for administering all of our incentive and equity-based plans.

All decisions with respect to the compensation of the Chief Executive Officer of the Company are determined and approved either solely by the Compensation Committee or together with other independent directors, as directed by the Board. All decisions with respect to non-CEO executive compensation, and incentive-compensation and equity based plans are first approved by the Compensation Committee and then submitted, together with the Compensation Committee’s recommendation, to the members of the Board for final approval.

Elements of compensation for our executives generally include:

•	base salary (typically subject to upward adjustment annually based on individual performance);

•	cash performance bonus;

•	stock option awards; and

•	health, disability and life insurance.

Our primary objective with respect to executive compensation is to design a reward system that will align executives’ compensation with our overall business strategies and attract and retain highly qualified executives.  In considering the elements of compensation, we consider our current cash position in determining whether to adjust salaries, bonuses and stock option grants. We intend to stay competitive in the marketplace with our peers.   The following table sets forth summary information about the compensation paid to our officers.

17

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Bonus ($)	Stock Option ($)(2)	Total ($)
Peter Nielsen, CEO, President,	2013	$250,000	$125,000	675,000	$1,050,000
Chairman, Director	2012	$250,000	—	—	$250,000

Douglas P. Morris, VP Corporate	2013	$120,000	$60,000	450,000	$630,000
Development, Director (1)	2012	$120,000	—	—	$120,000

(1) Mr. Morris resigned as VP Corporate Development of the Company effective as of June 30, 2014.

(2) The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 10 to the consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2013 for assumptions made by the Company in such valuation.

18

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

 The following table sets forth certain information with respect to outstanding stock option and warrant awards of the named executive officers for the fiscal year ended December 31, 2013.

Option/Warrant Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date)
Peter H. Nielsen (1)	1,500,000	0	-	$1.40	Oct 2018
Douglas P. Morris (1)	1,000,000	0	-	$1.40	Oct 2018
Peter H. Nielsen (2)	854,167	645,833	-	$0.46	Aug 2023
Douglas P. Morris (2)	569,444	430,556	-	$0.46	Aug 2023

(1)           All such options granted are fully vested.

(2)           One-half of such option shares were fully vested on the date of grant and the remaining one-half of such option shares vest in 36 equal monthly increments from the date of such grant.

Equity Compensation Plan Information

We have no equity compensation plans, except for our 2007 Plan.

Option Exercises

No officer or director exercised any option during the fiscal year ended December 31, 2013.

Employment Agreements

Our wholly-owned subsidiary, Bio-Path, Inc., entered into employment agreements with its Chief Executive Officer, Peter H. Nielsen, and its Vice President of Corporate Development, Douglas P. Morris, dated May 1, 2007.  The employment agreement for Mr. Nielsen (the “Nielsen Employment Agreement”) provides for a base salary, as approved by the Compensation Committee, of $400,000.  The employment agreement for Mr. Morris (together with the Nielsen Employment Agreement, the “Employment Agreements”) provided for a base salary of $120,000. Mr. Morris resigned as VP Corporate Development of the Company effective as of June 30, 2014 and he is no longer an employee of the Company.

In addition, the Employment Agreements provide that Messrs. Nielsen and Morris (each individually, an “Executive”) are entitled to certain severance payments and benefits in the event the applicable Executive is terminated without Cause (as defined in the Employment Agreements) or resigns for Good Reason (as defined in the Employment Agreements) within three months before or 12 months following a Change in Control (as defined in the Employment Agreements). Such severance payments and benefits include the following: (i) any unvested stock or stock options awarded to the applicable Executive shall immediately vest upon the occurrence of such Executive’s termination of employment; (ii) the applicable Executive’s base salary will be paid through the termination date, and any accrued but untaken vacation days of such Executive will be paid, in each case to the extent not yet paid; (iii) the applicable Executive’s normal post-termination benefits will be paid in accordance with our retirement, insurance and other benefit plan arrangements (including non-qualified deferred compensation plans); (iv) the equivalent of the applicable Executive’s base salary will be paid for a period of three months; (v) subject to certain restrictions, for six months after the applicable Executive’s date of termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice of policy, such Executive’s health care, dental, disability and life insurance benefits will be provided on the same basis as immediately prior to the date of termination; and (vi) subject to certain restrictions and to the extent not otherwise paid or provided, we will pay or provide any other amounts or benefits required to be paid or provided or which such Executive is eligible to receive following his termination of employment under any of our plans, programs, policies, practices, contracts or agreements.

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DIRECTOR COMPENSATION

The following table presents summary information for the year ended December 31, 2013 regarding the compensation of the non-employee members of our Board.

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Gillian Ivers-Read, BSc (3)	$500	—	$12,975	—	—	—	$13,475
Michael J. Garrison	500	—	48,550	—	—	—	49,050

(1)	All of the amounts in this column reflect cash fees paid to or earned by our non-employee director for attending Board or committee meetings during the year ended December 31, 2013.

(2)	During 2013, our non-employee directors earned or received an annual grant of an option to purchase 25,000 shares of our common stock which was the only grant received by such directors during 2013. The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2013 for assumptions made by the Company in such valuation.

(3)	Ms. Ivers-Read resigned from the Board on October 28, 2014.

The following table reflects the aggregate number of outstanding options (including unexercisable options) held by our non-employee directors as of December 31, 2013:

Director	Number of shares underlying outstanding options

Gillian Ivers-Read, BSc (1)	525,000	(1)
Michael J . Garrison	50,000

(1) Ms. Ivers-Read resigned from the Board on October 28, 2014.

(2) Includes stock options granted for drug development consulting services provided to the Company.

Overview of Compensation and Procedures

In 2013, our non-employee directors received cash compensation of $500 for each meeting of the Board attended and $250 for each telephonic meeting of the Board in which they participated.  Currently, our non-employee directors will receive cash compensation of $2,000 for each Board meeting attended and $1,500 for each telephonic Board meeting longer than 30 minutes in which they participate.  Non-employee director compensation for members of Board committees will receive cash compensation of $1,500 for each committee meeting attended and $1,000 for each telephonic committee meeting longer than 30 minutes in which they participate.

Non-employee directors also receive annual stock options to purchase 25,000 shares of the Company’s common stock for each 12 month period they serve as a director. These option awards will vest and become exercisable on the first anniversary date of such grant, based on continuing service to the Company.

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PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mantyla McReynolds LLC (“Mantyla McReynolds”) was engaged as the Company’s independent registered public accounting firm on February 21, 2008 following the merger transaction between Bio-Path Holdings, Inc. and its wholly owned subsidiary, Bio-Path, Inc. Audit services provided by Mantyla McReynolds during the 2013 Fiscal Year included the audit of our annual financial statements and services related to filings with the SEC and other regulatory bodies.

Principal Accountant Fees and Services

For the fiscal years ended December 31, 2012 and December 31, 2013, Mantyla McReynolds, as our independent registered public accounting firm, billed the approximate fees set forth below. Our Board has considered the services provided by Mantyla McReynolds as disclosed below in the captions “Audit Fees,” “Tax Fees” and “All Other Fees” and has concluded that such services are compatible with the independence of Mantyla McReynolds as the Company’s principal accountants.

For the fiscal years 2012 and 2013, the Board pre-approved all services described below in the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees”. For fiscal year 2012 and 2013, no hours expended on Mantyla McReynolds’ engagement to audit the Company’s financial statements were attributed to work performed by persons other than full-time, permanent employees of Mantyla McReynolds.

Audit Fees

Aggregate fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and internal control over financial reporting, reviews of the interim condensed consolidated financial statements included in quarterly filings, and services that are normally provided by Mantyla McReynolds in connection with statutory and regulatory filings or engagements, including consents, except those not required by statute or regulation. Aggregate fees billed for audit services were $44,975 and $44, 050 for the years ended December 31, 2012 and December 31, 2013.

Audit-Related Fees

We were billed no audit-related fees by Mantyla McReynolds for the years ended December 31, 2012 or December 31, 2013.

Tax Fees

Tax fees consist of fees billed for professional services rendered by Mantyla McReynolds for state and federal tax compliance and advice, and tax planning. Aggregate fees for tax services were $2,300 and $1,600 during the years ended December 31, 2012 and 2013, respectively.

All Other Fees

Other fees consist of fees billed by Mantyla McReynolds for professional services other than those relating to audit fees, audit-related fees and tax fees. Aggregate other fees billed by Mantyla McReynolds were none and $8,630 during the years ended December 31, 2012 and December 31, 2013, respectively.

Pre-Approval Policies and Procedures

The Audit Committee, has not adopted any blanket pre-approval policies and procedures. Instead, the Audit Committee will pre-approve the provision by Mantyla McReynolds of all audit or non-audit services.

Appointment for 2014

The Audit Committee approved the selection of Mantyla McReynolds, as our independent registered public accounting firm for the 2014 fiscal year and is asking shareholders for ratification of their selection. A representative of Mantyla McReynolds may be present at the Annual Meeting. If a representative is not present at the Annual Meeting, however, we anticipate that representatives of Mantyla McReynolds will be available telephonically and will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions from shareholders attending the Annual Meeting.

Required Vote

The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Mantyla McReynolds as our independent registered accounting firm. In the event that the shareholders do not approve the selection of Mantyla McReynolds, the Audit Committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.

Recommendation of the Board

The Board recommends that the shareholders vote “FOR” the ratification of the selection of Mantyla McReynolds, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

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Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit Committee has met and held discussions with management, the independent auditors and the separate accounting consultants engaged to ascertain compliance with Section 404 of the Sarbanes-Oxley Act and to perform the internal audit function. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors, both with and without management present. In addition, the Audit Committee has discussed with the Company’s independent auditors all communications required by generally accepted auditing standards, including those required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees,” as currently in effect and as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received written disclosures and the letter from our independent registered public accounting firm required by the PCAOB, and has discussed with the independent registered public accounting firm matters pertaining to their independence. The Audit Committee has discussed with the independent auditors all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the audited financial statements, representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC. The Audit Committee reappointed Mantyla McReynolds LLC as independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to shareholder ratification.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Heath W. Cleaver (Chair) Amy P. Sing, M.D. Michael J. Garrison

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding shares of our common stock beneficially owned at October 21, 2014 by: (1) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of our common stock. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Shareholder	Shares Owned	Percentage

Peter H. Nielsen (1) (2)	7,747,766	8.4%
Douglas P. Morris (1) (3)	3,286,689	3.6%
Ulrich W. Mueller(1)	-	*
Amy P. Sing, M.D. (1)	-	*
Michael J. Garrison (1) (4)	881,667	*
Heath W. Cleaver (1)	-	*
All officers and directors as a group (5)	12,441,122	13.2%

*Less than 1%

(1)	These are the officers and directors of the Company.

(2)	Consists of 5,164,433 shares owned of record and 2,583,333 shares issuable upon the exercise of options that are exercisable within 60 days of October 21, 2014.

(3)	Consists of 1,633,911 shares owned of record and 1,652,778 shares issuable upon the exercise of options that are exercisable within 60 days of October 21, 2014.

(4)	Includes 50,000 shares issuable upon the exercise of options that are exercisable within 60 days. Also includes 83,333 shares owned of record, 75,000 shares held by Cosmo Capital Partners, LLC and 673,334 shares held by Garrison Capital, LLC. Mr. Garrison is a managing member of Garrison Capital, LLC and, thus, may be deemed to beneficially own the shares held by Garrison Capital, LLC. Mr. Garrison disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)	Consists of 7,630,011 shares owned of record and 4,811,111 shares issuable upon the exercise of options and warrants currently exercisable or will be exercisable within 60 days of October 21, 2014.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

FORM 10-K

We have furnished or made available a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with the SEC, including the financial statements thereto to each person whose proxy is being solicited. Our Annual Report on Form 10-K and exhibits thereto may be viewed on the Internet at www.biopathholdings.com or at www.sec.gov. We will furnish to any such person any exhibit described in the list accompanying the Annual Report.  Requests for copies of such report and/or exhibit(s) should be directed to Ulrich Mueller, Bio-Path Holdings, Inc. 4710 Bellaire Boulevard, Suite 210, Bellaire, Texas 77401.

23

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Deadline for Receipt of Shareholder Proposals for 2015 Annual Meeting

The date by which shareholder proposals must be received by the Company for inclusion in our Proxy Statement and Form of Proxy for the 2015 Annual Meeting is July 16, 2015. Proposals of shareholders of the Company that are intended to be presented by such shareholders at the 2015 Annual Meeting of shareholders must also be received by us no later than December 10, 2015, in order that they may be considered at that meeting. The proxy solicited by the Board for the 2014 Annual Meeting will confer discretionary authority to vote on any proposal presented by a shareholder, and required or permitted to be voted on, at that meeting for which the Company has not been provided with notice on or prior to this date.

By Order of the Board

/s/Peter H. Nielsen
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

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Appendix A: Delaware Charter

CERTIFICATE OF INCORPORATION
OF
BIO-PATH HOLDINGS, INC.
(a Delaware corporation)

ARTICLE I
NAME

The name of the corporation is Bio-Path Holdings, Inc. (the "Corporation").

ARTICLE II
REGISTERED OFFICE

The address of the Corporation's registered office in the State of Delaware is 1675 S. State Street, Suite B, Dover, Delaware 19901, Kent County, and the name of the registered agent at such address is Capitol Services, Inc.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the "DGCL").

ARTICLE IV
STOCK

Section 4.01     Authorized Stock. The aggregate number of shares which the Corporation shall have authority to issue is Two Hundred Ten Million (210,000,000), of which Two Hundred Million (200,000,000) shall be designated as Common Stock, par value $0.001 per share ("Common Stock"), and Ten Million (10,000,000) shall be designated as Preferred Stock, par value $0.001 per share ("Preferred Stock").

Section 4.02     Common Stock.

(a)        Voting. Except as otherwise provided by the DGCL or this Certificate of Incorporation, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock.

(b)        Dividends. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, each share of Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

(c)        Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.03     Preferred Stock. The Preferred Stock may be issued at any time and from time to time in one or more series. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized to fix from time to time by resolution or resolutions the number of shares of any class or series of Preferred Stock, and to determine the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of any such class or series. Further, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such class or series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issuance of shares of that class or series.

ARTICLE V
BOARD OF DIRECTORS

Section 5.01     General Powers. Except as otherwise expressly provided by the DGCL or this Certificate of Incorporation, the management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.

Section 5.02     Number of Directors. The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws of the Corporation.

Section 5.03     Election.

(a)        Ballot Not Required. The directors of the Corporation need not be elected by written ballot, unless the Bylaws of the Corporation so provide.

(b)        Notice. Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE VI
EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE VII
AMENDMENT

Section 7.01     Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

Section 7.02     Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by applicable law, the Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation.

ARTICLE VIII
LIABILITY OF DIRECTORS

Section 8.01     Personal Liability. To the fullest extent elimination or limitation of personal liability of directors is permitted by the DGCL, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Section 8.02     Indemnification. Each person (and the heirs, executors or administrators of such person) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law. The Corporation shall pay or reimburse the reasonable expenses incurred in defending any such action, suit or proceeding in advance of its final disposition if the Corporation has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VIII or otherwise. The rights to indemnification and advancement conferred in this Article VIII shall be contract rights and shall become vested by virtue of the director's or officer's service at the time when the state of facts giving rise to the claim occurred. The Corporation may, by action of the Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by applicable law.

Section 8.03     Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise against any and all liability or loss suffered or incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

Section 8.04     Non-Exclusivity. The rights and authority conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may otherwise have or hereafter acquire.

Section 8.05     Applicability. Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by applicable law, any modification of law, shall eliminate or reduce the effect of this Article VIII in respect of any act or omission occurring prior to the time of such amendment, repeal, adoption or modification. Any vested rights to indemnification or advancement hereunder may not be amended or otherwise modified or limited without the express written consent of the affected director.

IN WITNESS WHEREOF, the Certificate of Incorporation is executed by the undersigned as of the date set forth below.

Dated: __________, 2014	BIO-PATH HOLDINGS, INC.

By:
Name: Peter H. Nielsen
Title: President and Chief Executive Officer

Appendix B: Delaware Bylaws

BYLAWS
OF
BIO-PATH HOLDINGS, INC.

ARTICLE I

Offices

Section 1.1          Registered Offices. The registered office of Bio-Path Holdings, Inc. (the "Corporation") in the State of Delaware shall be located at 1675 S. State Street, Suite B, Dover, Delaware 19901, Kent County. The name of the Corporation's registered agent at such address shall be Capitol Services, Inc. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

Section 1.2           Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 1.3           Books. The books of the Corporation may be kept within or without of the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

Stockholders Meetings

Section 2.1           Annual Meetings.

(a)          An annual meeting of stockholders shall be held for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws at such date, time and place, if any, as may be fixed by resolution of the Board of Directors of the Corporation from time to time.

(b)          Only such business (other than stockholder nominations of directors, which shall be made in compliance with, and shall be exclusively governed by, Section 3.1(a) of these Bylaws) shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 2.1(b) and at the time of the annual meeting of stockholders, who is entitled to vote at the meeting on any such business and who has complied with the notice and other requirements set forth in these Bylaws; clause (iii) shall be the exclusive means for a stockholder to submit such business (other than proposals properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and included in the Corporation's notice of the meeting, which proposals are not governed by these Bylaws) before an annual meeting of stockholders.

(c)          For business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.1(b)(iii) of these Bylaws, the stockholder must have given timely written notice thereof to the Secretary of the Corporation as hereinafter provided and such proposal must otherwise be a proper subject for action by the Corporation's stockholders. To be timely, a stockholder's written notice shall set forth all information required under this Section 2.1(c) and shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than twenty (20) days nor more than forty (40) days prior to the first anniversary of the immediately preceding year’s annual meeting date; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days from the first anniversary of the immediately preceding year's annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 40th  day before the date of such annual meeting and not later than the later of the 20th day before the date of such annual meeting, as originally convened, or the close of business on the 10th day following the day on which the first public disclosure of the date of such annual meeting was made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period for the giving of stockholder's notice as described above. A stockholder's notice to the Secretary delivered pursuant to this Section 2.1(c) shall set forth:

(i)           as to each matter the stockholder proposes to bring before the meeting, (A) a description of the proposal or business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment) desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, and (C) any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(ii)          to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of business on the date of such stockholder's notice;

(iii)         as to the stockholder giving the notice and any Stockholder Associated Person:

(A)         the class or series and number of shares of capital stock or other securities of the Corporation (collectively, "Company Securities"), if any, which are owned beneficially or of record by such person, the date(s) on which such Company Securities were acquired and the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)         the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such person,

(C)         whether and the extent to which such person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (x) manage risk or benefit of changes in the price of Company Securities for such person, or (y) increase or decrease the voting power of such person in the Corporation disproportionately to such person's economic interest in the Company Securities, and

(D)         a representation that such stockholder or Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

(iv)         as to the stockholder giving the notice or any Stockholder Associated Person with an interest or ownership referred to in Section 2.1(c)(i) or (iii)(C) of these Bylaws:

(A)         the name and address of such stockholder, as they appear on the Corporation's stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person, and

(B)         the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)          as to the stockholder giving the notice and any Stockholder Associated Person, a description of all arrangements or understandings between such person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such beneficial owner in such business, including any anticipated benefit to the stockholder or such beneficial owner therefrom; and

(vi)         as to the stockholder giving the notice and any Stockholder Associated Person, a representation that such person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting (the information described in clauses (iii) through (vi), the "Proposing Stockholder Information").

Unless otherwise required by applicable law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present business proposed by such stockholder pursuant to this Section 2.1(c), such proposed business shall not be transacted, even though proxies in respect of such vote may have been received by the Corporation. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.1(c). The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this Section 2.1(c), and in such event, the business not properly before the meeting shall not be transacted.

Section 2.2           Special Meetings. A special meeting of the stockholders of the Corporation may be called at any time by the Chairman of the Board, the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the Board of Directors of the Corporation, pursuant to a resolution adopted by a majority of the whole Board of Directors, and must be called by the Chief Executive Officer upon written request of the holders of not less than twenty five percent (25%) of the issued and outstanding shares entitled to vote at such special meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

Section 2.3           Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation or these Bylaws, such notice of meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, personally, by mail or, to the extent and in the manner permitted by applicable law, electronically. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

Section 2.4           Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 2.3 of these Bylaws. If the Board of Directors shall fix a new record date for determination of stockholders entitled to vote at an adjourned meeting, the Board of Directors shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as the record date determined for stockholders entitled to vote at the adjourned meeting.

Section 2.5           Quorum. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

Section 2.6           Conduct; Remote Communication.

(a)          Meetings of stockholders shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b)          If authorized by the Board of Directors in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (i) participate in a meeting of stockholders and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.7           Voting.

(a)          Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

(b)          Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 2.9 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other matter shall, unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such matter which are present in person or by proxy at the meeting.

Section 2.8           Proxies.

(a)          Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b)          A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder's authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (each, a "Transmission") to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

(c)          Any inspector or inspectors appointed pursuant to Section 2.9 of these Bylaws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined that a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 2.9           Voting Procedures and Inspectors of Elections.

(a)          If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an "Inspector," and collectively the "Inspectors") to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

(b)          The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(c)          The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

(d)          In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in Section 2.8(b) and (c) of these Bylaws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to Section 2.9(b) of these Bylaws, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors' belief that such information is accurate and reliable.

Section 2.10         Fixing Date of Determination of Stockholders of Record.

(a)          In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall, unless otherwise required by applicable law, be not more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors in respect of a meeting, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)          In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is so fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.11         List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date), arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.12         Stockholder Action by Written Consent Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the stockholders having not less than the minimum number of votes that would be necessary under the Certificate of Incorporation, these Bylaws, and the DGCL to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

ARTICLE III

Board of Directors

Section 3.1           Election; Resignation; Removal; Vacancies.

(a)          Only persons who are nominated in accordance with the procedures set forth in this Section 3.1(a) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (a). Any nomination by a stockholder must be made by timely written notice to the Secretary as hereinafter provided. To be timely, a stockholder's written notice shall set forth all information required under this Section 3.1(a) and shall be delivered or mailed to and received at the principal executive offices of the Corporation: (1) with respect to an election to be held at an annual meeting of stockholders, not less than twenty (20) days nor more than forty (40) days prior to the first anniversary of the immediately preceding year's annual meeting date; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days from the first anniversary of the immediately preceding year's annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 40th day before the date of such annual meeting and not later than the later of the 20th day before the date of such annual meeting, as originally convened, or the close of business on the 10th day following the day on which the first public disclosure of the date of such annual meeting was made, and (2) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which the first public disclosure of the date of such special meeting was made. In no event shall the public disclosure of an adjournment or postponement of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder's notice to the Secretary delivered pursuant to this Section 3.1(a) shall set forth:

(i)          as to each person whom the stockholder proposes to nominate for election or re-election as a director (each, a "Proposed Nominee"), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and

(ii)         as to the stockholder giving the notice and any Stockholder Associated Person, the Proposing Stockholder Information with respect to such person.

Such notice shall be accompanied by a written representation and agreement, in the form provided by the Secretary upon written request, executed by the Proposed Nominee, that such Proposed Nominee (A) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation, (B) consents to being named as a nominee and to serve as a director if elected, (C) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proposed Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such Proposed Nominee's ability to comply, if elected as a director of the Corporation, with such Proposed Nominee's fiduciary duties under applicable law and (D) would be in compliance if elected as a director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary (in accordance with any applicable time periods prescribed for delivery of notice under these Bylaws) that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Notwithstanding anything in this Section 3.1(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public disclosure of such action at least twenty (20) days prior to the first anniversary of the immediately preceding year's annual meeting date, a stockholder's notice required by this Section 3.1(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the 10th day following the day on which such public disclosure is first made by the Corporation.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.1(a). Unless otherwise required by applicable law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present a nomination proposed by such stockholder pursuant to this Section 3.1(a), such nomination shall be disregarded, even though proxies in respect of such vote may have been received by the Corporation. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this Section 3.1(a), and, in such event, the defective nomination shall be disregarded.

(b)          Any director may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. A resignation shall take effect when the resignation is delivered to the person to whom it is directed unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events, without any need for its acceptance. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

(c)          Any director may be removed by holders of a majority of the shares then entitled to vote generally in an election of directors.

(d)          Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by applicable law, be filled (i) by the affirmative vote of a majority of the remaining directors then in office, even if such a majority is less than a quorum of the Board of Directors, or by a sole remaining director, or, (ii) in the event that a director is removed by a vote of the stockholders, by the stockholders at the meeting at which such director is removed. Any director so chosen shall hold office for the remainder of the full term of the class for which such director shall have been chosen or in which such vacancy occurred and until his or her successor shall be elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3.2           Number. The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members, with the exact number to be determined from time to time by resolution of the Board of Directors.

Section 3.3           Regular Meetings. Regular Meetings of the Board of Directors shall be held without notice at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors. A notice of each regular meeting shall not be required.

Section 3.4           Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President, or by not less than one-third of the directors then in office. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting in sufficient time for the convenient assembly of the directors thereat. The purpose or purposes of a special meeting need not be stated in the call or notice.

Section 3.5           Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 3.6           Quorum: Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.7           Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

Section 3.8           Board of Director Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 3.9           Committees. The Board of Directors may, by resolution, designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and provided in these Bylaws or in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.10         Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules not inconsistent with the provisions of applicable law for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III of these Bylaws.

Section 3.11         Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

Section 3.12         Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the DGCL.

Section 3.13         Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

Officers

Section 4.1           Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a Chairman of the Board from among its members and shall elect a Chief Executive Officer and a Chief Financial Officer. The Board of Directors shall also elect a Secretary and may elect a President, one or more Vice Presidents, and one or more Assistant Secretaries. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 4.2           Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 4.3           Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.4           Chief Executive Officer. The Chief Executive Officer of the Corporation shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The Chief Executive Officer may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the Corporation.

Section 4.5           President. The President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so performing, shall have all the powers and be subject to all the restrictions upon the office of Chief Executive Officer.

Section 4.6           Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Controlling Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all such officer's transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the Corporation, in case of such person's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 4.7           Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, the Secretary shall (a) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by applicable law; (c) be the custodian of the records and seal of the Corporation; (d) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all documents the execution of which under seal is authorized by the Board of Directors; and (e) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

Section 4.8           Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, if there be one, or any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of such person's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 4.9           Vice Presidents. Except as may be otherwise provided in these Bylaws, Vice Presidents, if there be any, shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other such title.

Section 4.10         Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

Stock Certificates and Transfers

Section 5.1           Certificated and Uncertificated Shares. Shares of the Corporation's stock may be certificated or uncertificated, as provided under applicable law. All certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. The certificates shall be signed by (a) the Chairman of the Board of Directors, the Chief Executive Officer, the President, if any, or a Vice President, if any, and (b) the Secretary or an Assistant Secretary of the Corporation, and certify the number of shares owned by such holder in the Corporation.

Section 5.2           Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3           Lost Certificates; Issuance of New Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.4           Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by their attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon the surrender of the certificate.

Section 5.5           Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty days prior to any such other corporate action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5.6           Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

ARTICLE VI

Notices

Section 6.1           Manner of Notice.

(a)          Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by (i) personal delivery, (ii) depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, (iii) delivering to a company for overnight or second day mail or delivery, (iv) delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, or (v) any other reliable means permitted by applicable law (including, subject to Section 6.1(b) of these Bylaws, electronic transmission) to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by applicable law or these Bylaws.

(b)          Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation and shall also be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder.

Section 6.2           Dispensation with Notice.

(a)          Whenever notice is required to be given by applicable law, the Certificate of Incorporation or these Bylaws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

(b)          Whenever notice is required to be given by applicable law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 6.3           Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

ARTICLE VII

Indemnification

Section 7.1           Right to Indemnification.

(a)          The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as in effect on the date of adoption of these Bylaws or as it may thereafter be amended, each person (and the heirs, executors or administrators of such person) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person. The Corporation may, by action of the Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by applicable law. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b)          For purposes of this Article VII: (i) any reference to "other enterprise" shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities ("employee benefit plans"); (ii) any reference to "fines", "penalties", "liability" and "expenses" shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" for purposes of this Article VII.

Section 7.2           Prepayment of Expenses. The Corporation shall pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3           Non-Exclusivity of Rights. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may otherwise have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 7.4           Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 7.5           Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

General

Section 8.1           Fiscal year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 8.2           Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3           Definitions.

(a)          For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(b)          For purposes of these Bylaws, "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(c)          For purposes of these Bylaws, a "qualified representative" of a stockholder shall mean a duly authorized officer, manager or partner of such stockholder or a person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, which writing (or a reliable reproduction thereof) shall be produced at the meeting of stockholders.

(d)          For purposes of these Bylaws, "Stockholder Associated Person" of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

Section 8.4           Amendment of Bylaws. These Bylaws may be altered, amended or repealed, and new Bylaws made, by the affirmative vote of the holders of a majority of the shares entitled to vote generally in the election of directors. These Bylaws may also be altered, amended or repealed, and new Bylaws made, by the affirmative vote of a majority of the Board of Directors.

Appendix C: Utah Articles of Transfer

ARTICLES OF TRANSFER

OF

BIO-PATH HOLDINGS, INC.

___ ___, 2014

Pursuant to the provisions of the Utah Revised Business Corporation Act, as amended, Bio-Path Holdings, Inc., a Utah corporation (the “Corporation”), adopts the following Articles of Transfer and certifies as follows:

1.          The name of the Corporation prior to the transfer contemplated herein is Bio-Path Holdings, Inc.  The name of the Corporation following the transfer is Bio-Path Holdings, Inc.

2.          The Corporation’s original Articles of Incorporation were filed with the Utah Division of Corporations and Commercial Code (the “Division”) on May 10, 2000.

3.          The Corporation shall be converted from a Utah corporation to a Delaware corporation pursuant to duly executed Delaware Certificate of Conversion and Certificate of Incorporation.

4.          The effective date of the transfer described herein shall be the date upon which these Articles of Transfer are filed with the Division of Corporations and Commercial Code of the Department of Commerce of the State of Utah.

5.          The transfer of the Corporation has been approved by a majority of the votes cast at a meeting of the Corporation’s shareholders by the holders of shares entitled to vote thereon.

6.          The existence of the Corporation as a domestic corporation of Utah shall cease when these Articles of Transfer are filed.

7.          The Corporation agrees that it may be served with process in Utah in any proceeding for enforcement of any obligation of the Corporation arising while it was a corporation under the laws of the State of Utah, and irrevocably appoints the director of the Division as the Corporation’s agent to accept service for process in any proceeding.  The Division may send a copy of any such service of process to Capitol Services, Inc., 1675 S. State Street, Suite B, Dover, Delaware 19901, Kent County.  The Corporation shall give the Division written notice of any change in address where a copy of service of process may be sent.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned hereby certifies and verifies, under penalties of perjury, that the facts stated in these Articles of Transfer are true and accurate and executes and delivers these Articles of Transfer this _______ day of _____________, 2014.

Bio-Path Holdings, Inc.
a Utah corporation

By:
Name: Peter H. Nielsen
Title: President and Chief Executive Officer

Appendix D: Delaware Certificate of Conversion

CERTIFICATE OF CONVERSION

CONVERTING

BIO-PATH HOLDINGS, INC.

a Utah corporation

to

BIO-PATH HOLDINGS, INC.

a Delaware corporation

This Certificate of Conversion is being duly executed and filed by the person authorized to sign this Certificate of Conversion on behalf of Bio-Path Holdings, Inc., a Utah corporation (the “Converting Corporation”), to convert the Converting Corporation to Bio-Path Holdings, Inc., a Delaware corporation (the “Resulting Corporation”), under the General Corporation Law of the State of Delaware.

1.          The date on which, and the jurisdiction where, the Converting Corporation was first incorporated are as follows:

Date	Jurisdiction

May 10, 2000	State of Utah

2.          The name and type of entity of the Converting Corporation immediately prior to the filing of this Certificate of Conversion is Bio-Path Holdings, Inc., a Utah corporation.

3.          The name of the Resulting Corporation as set forth in its certificate of incorporation filed in accordance with subsection (b) of Section 265 of the General Corporation Law of the State of Delaware is “Bio-Path Holdings, Inc.”

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion this __ day of __________, 2014.

Bio-Path Holdings, Inc.

By:
Name: Peter H. Nielsen
Title: President and Chief Executive Officer

BIO-PATH HOLDINGS, INC.

PROXY

Proxy Solicited by the Board for the Annual Meeting of Shareholders to be Held December 30, 2014

The undersigned hereby appoints Peter H. Nielsen and Ulrich W. Mueller or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Bio-Path Holdings, Inc. (the “Company”) to be held on December 30, 2014 at 4:00 p.m., Central Daylight Time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1.           To change the state of incorporation of the Company from the State of Utah to the State of Delaware, in connection with which the Company will adopt (i) a new certificate of incorporation and (ii) new bylaws, in each case under the laws of the State of Delaware.

_______  For                    ______  Against                     ______  Abstain

2.           To elect as directors, to hold office until the 2015 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, the nominees listed below:

Peter H. Nielsen

Michael J. Garrison

Heath W. Cleaver

Amy P. Sing, M.D.

Douglas P. Morris

_________	FOR All nominees listed (except as indicated below)	_________	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below:

3.           To ratify the appointment of Mantyla, McReynolds, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

_______  For                    ______  Against                     ______  Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying Proxy Statement.

Print Name on Share Certificate	Signature of Shareholder
Print Name on Share Certificate	Signature of Shareholder

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2014

PLEASE COMPLETE, DATE AND SIGN THIS PROXY

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE